Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Aware Ultra-Short Duration Enhanced Income ETF
(AWTM)

listed on NYSE Arca, Inc.

September 7, 2021

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
each dated March 31, 2021, as previously supplemented

The Board of Trustees of Tidal ETF Trust (the “Trust”) has approved changes to the name, investment objective and principal investment strategies of the Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”), a series of the Trust.
Effective on or about November 6, 2021, the Fund’s name will change to the National Investment Services Ultra-Short Duration Enhanced Income ETF.
In addition, effective on or about November 6, 2021, the Fund’s investment objective will be changed as follows:
The National Investment Services Ultra-Short Duration Enhanced Income ETF (the “Fund”) seeks to maximize current income over the most recently issued three-month U.S. Treasury bill while maintaining low volatility and preservation of capital.

In connection with the change in investment objective, the first paragraph under the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will change as follows:

The Fund is an actively-managed exchange-traded fund (“ETF”) that, using an enhanced cash strategy, seeks to achieve its investment objective, under normal circumstances, by investing at least 80% of its net assets in U.S.-dollar denominated investment-grade fixed- and floating rate bonds, and debt securities with an overall effective duration of less than one year. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. For example, if a portfolio has a duration of one year, and interest rates increase (or, conversely, decrease) by 2%, the portfolio would decline (or increase, respectively) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

In addition, the sixth paragraph under the “Principal Investment Strategies” section of the Summary Prospectus will also change as follows:

The Fund is actively-managed and does not seek to replicate the performance of a specified index. As the Fund does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than other funds that do seek to replicate the performance of an index. The Fund may actively and frequently trade all or a significant portion of its portfolio.

Furthermore, the first paragraph under the section “Additional Information About the Fund - Investment Objective” in the Fund’s Prospectus will change as follows:

The Fund seeks to maximize current income over the most recently issued three-month U.S. Treasury bill while maintaining low volatility and preservation of capital.

Please retain this Supplement for future reference.

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